                                                                    Exhibit 99.2

                             CDMI Production, Inc.
                            (A Delaware Corporation)
                          (A Development Stage Company

            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                 August 31, 2002

                                                                                               Pro Forma
                                     CDMI Productions, Inc.       CDMI Productions, Inc.      Adjustments            Pro Forma
                                    (a Delaware Corporation)     a New York Corporation)        Dr (Cr)                Total
                                    -----------------------      ----------------------         -------              ---------
ASSETS
Current assets:
  Cash                              $               492            $      6,674             $                       $     7,166
                                    --------------------------------------------------------------------------------------------
     Total current assets                           492                   6,674                                           7,166
Advances to affiliate                                                   128,000                (128,000)(1)                   0
Rental and other equipment -
  net of accumulated
  depreciation                                  188,952                                                                 188,952
                                            -----------------------------------------------------------------------------------
Total Assets                        $           189,444             $   134,674             $  (128,000)            $   196,118
                                    ===========================================================================================
LIABILITIES AND STOCKHOLDERS'
DEFICIENCY
Current liabilities:
  Accrued expenses                  $            82,585             $    76,141              $                      $   158,726
  Note payable-related party                     31,206                  28,280                                          59,486
  Advances from affiliates                      278,000                                         128,000(1)                    0
                                                                                                150,000(2)
  Rent received in advance                       25,788                                                                  25,788
                                    -------------------------------------------------------------------------------------------
     Total current liabilities                  417,579                 104,421                 278,000                 244,000
Advance for purchase of
  common stock                                                           95,000                  95,000(3)                    0
                                            -----------------------------------------------------------------------------------
Total Liabilities                               417,579                 199,421                 373,000                 244,000
                                            -----------------------------------------------------------------------------------
Stockholders' equity (deficiency):
  Common stock                                    2,169                  13,803                  (9,500)(3)              60,000
                                                                                                (15,000)(2)
                                                                                                (19,528)(4)
  Additional paid in capital                                          1,612,160                 (85,500)(3)             122,422
                                                                                               (135,000)(2)
                                                                                                 19,528 (4)
                                                                                              1,690,710 (5)
  Deficit accumulated during
    development stage                          (230,304)               (283,211)               (283,211)(5)            (230,304)
  Accumulated deficit                                                    (1,407,499)             (1,407,499)(5)               0
                                            -----------------------------------------------------------------------------------
Total shareholders' deficiency                 (228,135)                (64,747)               (245,000)                (47,882)
                                            -----------------------------------------------------------------------------------
Total Liabilities and Shareholders'
  Deficiency                        $           189,444             $   134,674             $   128,000             $   196,118
                                    ============================================================================================

Notes to pro forma condensed consolidated balance sheet:

(1)  Eliminate intercompany advance.
(2)  Issuance of common stock at closing.
(3) Purchase of common stock by CDMI Productions, Inc - New York at closing. Funds had been advanced for operations.
(4) Adjustment of common stock account to reflect par value of shares outstanding at closing.
(5)  Adjustment of stockholders' equity accounts to reflect recapitalization.

                             CDMI Productions, Inc.
                            (A Delaware Corporation)
                          (A Development Stage Company

       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                 August 31, 2002


                                                                                            Pro Forma
                                     CDMI Productions, Inc.       CDMI Productions, Inc.    Adjustments   Pro Forma
                                    (a Delaware Corporation)     a New York Corporation)      Dr (Cr)          Total
                                    -----------------------      ----------------------       -------         -------
                                      Seven months ended            Six months ended
                                        August 31, 2002               August 31, 2002             (1)
                                        ---------------               ---------------
General and administrative
  expenses                               $  (216,235)                   $  (161,081)       $   (99,251)      $  (278,065)

Rental income, net of
  related expense                             12,427                                                              12,427

Interest income                                 --                            3,039               --               3,039
                                         -----------                    -----------        -----------       -----------
Loss before income taxes                    (203,808)                      (158,042)           (99,251)         (262,599)

State income taxes                              --                            2,054               --               2,054
                                         -----------                    -----------        -----------       -----------

Net loss                                 $  (203,808)                   $  (160,096)       $   (99,251)      $  (264,654)
                                         ===========                    ===========        ===========       ===========

Net loss per common share-
  basic and diluted                      $     (0.10)                   $     (0.12)                           $   (0.07)

Weighted average common
 shares outstanding - basic
  and diluted                              2,169,689                      1,380,311                            3,550,000



Note to pro forma condensed consolidated statement of operations:

(1) Elimination of write off of note receivable from stockholder for investment banking and other services.


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